UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): October 23, 2015 (October 22, 2015)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490	87-0400335
(Commission File Number)	(IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,

including zip code)

voice: (713) 353-9400

fax: (713) 353-9421

(Registrant’s telephone number,

including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                           Other Events

Hyperdynamics Corporation (the “Company”) plans to hold its annual meeting of stockholders on Tuesday, December 15, 2015 (the “2015 Annual Meeting”). The exact time and location of the 2015 Annual Meeting will be specified in the Company’s proxy statement for the 2015 Annual Meeting. The Company plans to mail the proxy statement on or about November 13, 2015.

Item 5.08                                           Shareholder Director Nominations

Written notice from a stockholder interested in nominating a candidate for election as a director of the Company at the 2015 Annual Meeting of Stockholders, including any notice on Schedule 14N, if applicable, must be received at the Company’s principal executive office at 12012 Wickchester Lane, Suite 475, Houston, Texas 77079, by no later than 5:00 p.m., Eastern time, on November 3, 2015. Any such written notice must be directed to the attention of the Company’s Secretary, and must comply with the applicable provisions of the Amended and Restated Bylaws of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	October 23, 2015	By:	/s/ RAY LEONARD
		Name:	Ray Leonard
		Title:	Chief Executive Officer